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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A

                                 AMENDMENT NO. 1
                                       TO
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): MAY 15, 2001*




                          BRIGGS & STRATTON CORPORATION
             (Exact name of registrant as specified in its charter)


                                     1-1370
                            (Commission file number)

                 WISCONSIN                                   39-0182330
     (State or other jurisdiction of                     (I.R.S. Employer
     incorporation or organization)                     Identification No.)


               12301 WEST WIRTH STREET, WAUWATOSA, WISCONSIN 53222 (Address of principal executive offices) (Zip Code)


                                 (414) 259-5333
              (Registrant's telephone number, including area code)


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*This amendment is filed pursuant to the provisions of paragraph (a)(4) of Item
 7 of Form 8-K.




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         Briggs & Stratton Corporation hereby amends the following items, financial statements, exhibits or other portions of its Current Report on Form 8-K dated as of May 15, 2001 (the "5/15/01 8-K") as set forth below:

         Pursuant to the provisions of paragraph (a)(4) of Item 7 of Form 8-K,
Item 7 of the 5/15/01 8-K is hereby amended to file the financial statements of the business acquired that are required by Item 7(a), the pro forma financial information required by Item 7(b), and the additional exhibits furnished in accordance with Item 7(c).

         Item 2, as previously reported in the 5/15/01 8-K, is also included so that this amendment amends and restates the entire 5/15/01 8-K.

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

                 ACQUISITION OF GENERAC PORTABLE PRODUCTS, INC.


         As previously reported, on March 21, 2001, we (Briggs & Stratton Corporation) entered into an Agreement and Plan of Merger with Generac Portable Products, Inc., a Delaware corporation ("Generac"), and The Beacon Group III -- Focus Value Fund, L.P., the majority stockholder of Generac, providing for the merger of our newly formed acquisition subsidiary into Generac. The acquisition of Generac was completed on May 15, 2001, and Generac is now a wholly owned subsidiary of ours.

         Generac is a leading designer, manufacturer and marketer of engine-powered tools and related accessories for use in both consumer and commercial applications. Generac's two principal product lines are portable generators and pressure washers.

         Generac or its predecessor has been a major supplier of portable generators to Sears, Roebuck and Co. since 1961 and is the primary supplier to Sears of pressure washers, both marketed under the Craftsman(TM) label. In addition, Generac is a major supplier of products under the Generac label for many leading retail home centers and do-it-yourself retailers. Generac estimates that, by dollar volume, it accounted for 32% of all portable generator sales and 37% of all pressure washer sales in the United States during calendar 2000.

         In addition to manufacturing portable generators and pressure washers, Generac also manufactures core components for those products, including alternators and pumps, in cases where such integration improves operating profitability by providing lower costs and streamlined production processes. Generac has manufacturing operations located in Jefferson, Wisconsin and the United Kingdom.

         Under the merger agreement, at the time of the merger, the stockholders of Generac and the holders of warrants to purchase Generac common stock, whom we refer to collectively as the Generac stockholders, were entitled to receive $55 million, less the sum of:

         - any purchase price adjustment related to the failure, if any, to meet specified targets for stockholders' equity and working capital; plus

         - the transaction costs incurred by Generac and its stockholders.

         The former Generac stockholders will be entitled to receive an earnout payment in the third or fourth calendar quarter of 2002 equal to the excess, if any, of:

         - 40% of the excess, if any, of six times Generac's consolidated earnings before interest, taxes, depreciation and amortization, excluding unusual gains and losses, for the 12-month period ended June 30, 2002, over the sum of:

           >          $55 million minus any purchase price adjustment related to the failure, if any, to meet specified targets for stockholders' equity and working capital (the "cash payment"), plus

           >          the aggregate amount of Generac indebtedness on a
consolidated basis at the effective time of the merger, including any such indebtedness replaced by us in connection with the merger (the "Generac debt"); over




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         -  the amount, if any, payable to former holders of options for Generac common stock, which options were cancelled in connection with the merger (the "option payment").

         This earnout payment is limited such that the sum of the earnout payment, the cash payment, the Generac debt and the option payment may not exceed $350 million.

         In connection with the merger, subsidiaries of Generac made a tender offer for $110 million aggregate principal amount of their outstanding notes. All of the notes were tendered pursuant to the offer and accepted for payment on May 15, 2001. Under the merger agreement, the after-tax expenses, using our effective tax rate at the time, relating to this tender offer were paid 75% by the Generac stockholders and 25% by us.

         The aggregate amount paid to the Generac stockholders at closing was approximately $45.0 million, of which $8.1 million was placed in escrow, leaving a cash payment of approximately $36.9 million. This amount was derived as follows: stated price of $55.0 million, minus a working capital adjustment of $6.5 million, and minus transaction costs (including the Generac stockholders' portion of the tender offer fees and premium) of approximately $3.5 million.

         Debt paid at closing equaled approximately $218.5 million, comprised of $115.7 million for the tendered Generac notes (including $1.1 million of premium and $4.6 million of accrued interest), plus $15.3 million to retire Generac's zero coupon notes, plus $87.5 million to retire Generac's senior debt.

         The consideration payable and other terms of the merger agreement were determined by arms-length negotiations between the parties. The stockholders of Generac approved the merger agreement and the transactions contemplated thereby at a special meeting held on April 24, 2001. No approval of our shareholders was required or sought.

         As previously reported, on May 14, 2001, we issued and sold in separate private placements $275 million of 8.875% Senior Notes due March 15, 2011 and $140 million of 5.00% Convertible Senior Notes due May 15, 2006. The convertible notes are convertible into our common stock at the conversion rate of 20.1846 shares per each $1,000 of convertible notes. The net proceeds from the sale of the senior notes and convertible senior notes were used to fund the acquisition of Generac, including the replacement of Generac's outstanding debt, and to repay a portion of our unrated commercial paper and short-term borrowings under our credit facilities.

         We intend to continue the primary business operations of Generac and to continue to use the physical assets of those primary business operations for that purpose. We are undertaking a thorough review of Generac's operations and studying the manner in which the operations of the combined companies can best be integrated, including an integrated approach to product design and marketing.

         The merger agreement is incorporated by reference as an exhibit to this report. The above description of the merger agreement is qualified by reference to the provisions of the merger agreement.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements of Businesses Acquired:

                  The following financial statements of Generac Portable Products, Inc. (Commission File No. 333-73247) are incorporated herein by reference to pages 38-64 of Generac's Annual Report on Form 10-K for the fiscal year ended December 31, 2000; a copy of those pages containing the incorporated financial statements is filed as Exhibit
         99.1 to this report:

                  Report of Independent Accountants

                  Consolidated Balance Sheets as of December 31, 2000 and 1999

                  Consolidated Statements of Income (Loss) for the years ended December 31, 2000, 1999 and for the period July 10, 1998 through December 31, 1998

                  Consolidated Statements of Changes in Stockholders' Equity for the years ended December 31, 2000, 1999 and for the period July 10, 1998 through December 31, 1998


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                  Consolidated Statements of Cash Flows for the years ended
                  December 31, 2000, 1999 and for the period July 10, 1998 through December 31, 1998

                  Notes to Consolidated Financial Statements

                  Schedule I - Generac Portable Products, Inc. Schedule of Combined Valuation Accounts.

                  The following unaudited interim financial statements of Generac Portable Products, Inc. are filed as Exhibit 99.2 to this report and are incorporated herein by reference thereto:

                  Consolidated Balance Sheets as of March 31, 2001 and December 31, 2000

                  Consolidated Statements of Operations for the quarters ended March 31, 2001 and April 1, 2000

                  Consolidated Statements of Cash Flows for the quarters ended March 31, 2001 and April 1, 2000

                  Notes to Unaudited Consolidated Financial Statements

         (b)      Pro Forma Financial Information:

                  The following unaudited pro forma combined condensed financial data are filed as Exhibit 99.3 to this report and are incorporated herein by reference thereto:

                  Unaudited Pro Forma Combined Condensed Balance Sheet as of April 1, 2001

                  Unaudited Pro Forma Combined Condensed Statement of Income for the nine months ended April 1, 2001

                  Unaudited Pro Forma Combined Condensed Statement of Income for the year ended July 2, 2000

         (c)      Exhibits:

                  See Exhibit Index following the Signatures page of this report, which is incorporated herein by reference.









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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned thereunto duly authorized.



                                          BRIGGS & STRATTON CORPORATION



                                          By:    /s/ James E. Brenn
                                                 ---------------------------
                                                 James E. Brenn
                                                 Senior Vice President and
                                                 Chief Financial Officer


Date:  June 28, 2001
























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                          BRIGGS & STRATTON CORPORATION
                               (THE "REGISTRANT")
                          (COMMISSION FILE NO. 1-1370)


                                  EXHIBIT INDEX
                                       TO
                           CURRENT REPORT ON FORM 8-K
                          DATE OF REPORT: MAY 15, 2001
                  (AS AMENDED AND RESTATED BY AMENDMENT NO. 1)


                                                                 INCORPORATED HEREIN                FILED
EXHIBIT NO.                  DESCRIPTION                         BY REFERENCE TO                    HEREWITH
-----------                  -----------                         ---------------                    --------

2                            Agreement and Plan of Merger,       Exhibit 2 to the registrant's
                             dated as of March 21, 2001, by      Current Report on Form 8-K dated
                             and among Briggs & Stratton         March 21, 2001
                             Corporation, GPP Merger
                             Corporation, Generac Portable
                             Products, Inc. and The Beacon
                             Group III -- Focus Value Fund,
                             L.P.

23                           Consent of                                                               X
                             PricewaterhouseCoopers LLP

99.1                         Pages 38-64 of Annual Report on                                          X
                             Form 10-K for the fiscal year
                             ended December 31, 2000 of
                             Generac Portable Products, Inc.,
                             containing the consolidated
                             financial statements of General
                             Portable Products, Inc. listed
                             in Item 7(a) of this report

99.2                         Unaudited interim consolidated                                           X
                             financial statements of Generac
                             Portable Products, Inc. listed
                             in Item 7(a) of this report

99.3                         Unaudited pro forma combined                                             X
                             condensed financial data listed
                             in Item 7(b) of this report













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